UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 26, 2018

TUESDAY MORNING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19658	75-2398532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6250 LBJ Freeway, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2018, William Montalto, a director of Tuesday Morning Corporation (the “Company”), provided the Company with notice of his intention to retire as a director immediately prior to the Company’s Annual Meeting of Stockholders to be held on November 29, 2018.  The size of the Company’s Board of Directors will be reduced to seven directors at the time of Mr. Montalto’s retirement.   Mr. Montalto’s decision to retire from the Board of Directors of the Company was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 26, 2018, the Compensation Committee of the Company’s Board of Directors made annual equity award grants to the Company’s named executive officers.  These grants were made under the Tuesday Morning Corporation 2014 Long-Term Incentive Plan (the “2014 Plan”) and were consistent in amount with the annual grants to the executive officers for the prior fiscal year.  In addition, Steven R. Becker, the Company’s chief executive officer, received a special grant under the 2014 Plan of (1) 237,770 time-vesting restricted stock units (payable in common stock) that will vest in equal installments of 25% on each of the first, second, third and fourth anniversaries of the grant date, and (2) a performance-based cash award with a target level payout of $750,000 and a maximum payout of $1.5 million, with payouts dependent upon the Company achieving certain stock price levels (significantly above the grant date stock price) at the end of the three-year term of the cash portion of the award.

Item 9.01                                           Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Time-Vesting Restricted Stock Unit Award Agreement under the Tuesday Morning Corporation 2014 Long-Term Incentive Plan.

10.2	Form of Cash Award Agreement under the Tuesday Morning Corporation 2014 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: September 28, 2018	By:	/s/ Stacie R. Shirley
Stacie R. Shirley
Executive Vice President, Chief Financial Officer and Treasurer